Summary of significant accounting policies (Tables)	12 Months Ended
Dec. 31, 2020
Summary of Significant Accounting Policies [Abstract]
Disclosure Of Detailed Information About Depreciation Rates Of Property Plant And Equipment	All other repairs and maintenance expenditures are charged to profit or loss during the period in which they are incurred. Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets, as follows:

Annual Rate (%)

Data Processing Systems	20%
Furniture and equipment	10%
Security systems	10%
Facilities	10%

Disclosure Of Detailed Information About Useful Life Of Intangible Assets
The amortization of intangible assets with definite lives is recognized in profit or loss in the expense category consistent with the use of intangible assets. The useful lives of the intangible assets are shown below:

Estimate useful life (years)
Software	3-5
Internally developed intangible	3-7
Customer list	2-8
Trademarks	10-20